UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 1, 2022

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information required by Item 3.02 relating to the sale of the 2024 Notes (as defined herein) and the issuance of the Common Stock (as defined herein) upon conversion of the 2024 Notes is contained in Item 8.01 of this current report and incorporated herein by reference.

Item 8.01	Other Events.

On November 1, 2022, Carnival Corporation (together with Carnival plc, the “Company,” “we,” “us,” or “our”) closed its previously announced exchange of approximately $87 million in aggregate principal amount of Carnival Corporation’s outstanding 5.75% Convertible Senior Notes due 2023 (the “2023 Notes”) for $87 million in aggregate principal amount of Carnival Corporation’s new 5.75% Convertible Senior Notes due 2024 (the “2024 Notes” and such exchange, the “Exchange”). The 2024 Notes have the same initial conversion price as the 2023 Notes, representing no dilution to shareholders at scheduled maturity versus the 2023 Notes, the same coupon and no upfront cost to the Company.

The 2024 Notes were issued pursuant to the Indenture, dated as of August 22, 2022 (the “Indenture”), among Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, as amended by the first supplemental indenture, dated November 1, 2022 (the “First Supplemental Indenture”). The Company previously issued $339 million aggregate principal amount of 5.75% Convertible Senior Notes due 2024 (the “Existing 2024 Notes”) pursuant to the Indenture. The 2024 Notes will be treated as a single class of securities with the Existing 2024 Notes, will have the same terms as the Existing 2024 Notes and will trade under the same CUSIP number as the Existing 2024 Notes.

The 2024 Notes will pay interest semi-annually on April 1 and October 1 of each year, beginning on April 1, 2023, and interest on the 2024 Notes will accrue from October 1, 2022. The 2024 Notes are senior unsecured obligations of Carnival Corporation and will mature on October 1, 2024, unless earlier converted, redeemed or repurchased. No sinking fund is provided for the 2024 Notes. The 2024 Notes are fully and unconditionally guaranteed on a senior unsecured basis by Carnival plc and certain of Carnival Corporation’s and Carnival plc’s subsidiaries that guarantee substantially all of Carnival Corporation’s indebtedness.

The 2024 Notes are convertible by holders, subject to the conditions set forth in the Indenture, into cash, shares of the common stock, par value $0.01 per share, of Carnival Corporation (the “Common Stock”), or a combination thereof, at Carnival Corporation’s election. The initial conversion rate of the 2024 Notes is 100.0000 shares of Common Stock per $1,000 principal amount of 2024 Notes, equivalent to an initial conversion price of approximately $10.00 per share of Common Stock. The conversion rate is subject to customary anti-dilution adjustments but will not be adjusted for any accrued and unpaid interest. In addition, holders who elect to convert their 2024 Notes in connection with certain corporate events or a notice of a tax redemption are, under certain circumstances, entitled to convert at an increased conversion rate. For additional information regarding the terms of the 2024 Notes and the Indenture, please refer to the Company’s Current Report on Form 8-K filed with the SEC on August 22, 2022.

PJT Partners served as independent financial advisor to Carnival Corporation & plc.

The foregoing descriptions of the 2024 Notes, the Indenture and the First Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the Indenture (which includes the form of the 2024 Note) and the First Supplemental Indenture. A copy of the First Supplemental Indenture is filed as Exhibit 4.1 to this current report; a copy of the Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 22, 2022.

The Issuer and Carnival plc offered the 2024 Notes to certain holders of the 2023 Notes in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The shares of Common Stock issuable upon conversion of the 2023 Notes are expected to be issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act. The offer and sale of the 2024 Notes to certain holders of the 2023 Notes did not involve a public offering, the solicitation of offers for the 2024 Notes was not done by any form of general solicitation or general advertising, and offers for the 2024 Notes were only solicited from persons believed to be “qualified institutional buyers” within the meaning of Rule 144A promulgated under the Securities Act. The 2024 Notes and any Common Stock that may be issued upon conversion of the 2024 Notes will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from registration requirements.

This current report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

On November 1, 2022, Carnival Corporation and Carnival plc issued a press release announcing the closing of the Exchange. A copy of the press release announcing the closing of the Exchange is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Cautionary Note Concerning Factors That May Affect Future Results

Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this current report as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this current report are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “aspiration,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

• Pricing	• Goodwill, ship and trademark fair values
• Booking levels	• Liquidity and credit ratings
• Occupancy	• Adjusted earnings per share
• Interest, tax and fuel expenses	• Return to guest cruise operations
• Currency exchange rates	• Impact of the COVID-19 coronavirus global pandemic on our financial condition and results of operations
• Estimates of ship depreciable lives and residual values

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently, and in the future may continue to be, amplified by COVID-19. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

•	COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations. The current, and uncertain future, impact of COVID-19, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, reputation, litigation, cash flows, liquidity, and stock price;

•	events and conditions around the world, including war and other military actions, such as the current invasion of Ukraine, inflation, higher fuel prices, higher interest rates and other general concerns impacting the ability or desire of people to travel have led and may in the future lead, to a decline in demand for cruises, impacting our operating costs and profitability;
•	incidents concerning our ships, guests or the cruise industry have in the past and may, in the future, impact the satisfaction of our guests and crew and lead to reputational damage;
•	changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax have in the past and may, in the future, lead to litigation, enforcement actions, fines, penalties and reputational damage;
•	factors associated with climate change, including evolving and increasing regulations, increasing global concern about climate change and the shift in climate conscious consumerism and stakeholder scrutiny, and increasing frequency and/or severity of adverse weather conditions could adversely affect our business;
•	inability to meet or achieve our sustainability related goals, aspirations, initiatives, and our public statements and disclosures regarding them, may expose us to risks that may adversely impact our business;
•	breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and may lead to reputational damage;
•	the loss of key employees, our inability to recruit or retain qualified shoreside and shipboard employees and increased labor costs could have an adverse effect on our business and results of operations;
•	increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs;
•	we rely on supply chain vendors who are integral to the operations of our businesses. These vendors and service providers are also affected by COVID-19 and may be unable to deliver on their commitments which could impact our business;
•	fluctuations in foreign currency exchange rates may adversely impact our financial results;
•	overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options;
•	inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests; and
•	the risk factors included in Carnival Corporation’s and Carnival plc’s Annual Report on Form 10-K filed with the SEC on January 27, 2022 and Carnival Corporation’s and Carnival plc’s Quarterly Reports on Form 10-Q filed with the SEC on March 28, 2022, June 29, 2022 and September 30, 2022.

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this report, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based. Forward-looking and other statements in this report may also address our sustainability progress, plans and goals (including climate change and environmental-related matters). In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of November 1, 2022, among Carnival Corporation, Carnival plc, the subsidiary guarnators party thereto and U.S. Bank Trust Company, National Association, as trustee, relating to the issuance of additional 5.75% Convertible Senior Notes due 2024.
99.1	Press release of Carnival Corporation and Carnival plc dated November 1, 2022 (relating to the closing of the Exchange).
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date: November 1, 2022		Date: November 1, 2022